UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                     FORM 8-K/A

                                  CURRENT REPORT
     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date  of  Report  (Date  of  earliest  reported)  March  13,  2006

                               AMP PRODUCTIONS, LTD.
             (Exact  name  of  registrant  as  specified  in  its  chapter)

                 Nevada                            98-0400189
     (State  or  other  jurisdiction      (IRS  Employer  Identification  No.)
           of  incorporation)

                     500-666  Burrard  Street,  Vancouver,  BC     V6C  2X8
               (Address  of  principal  executive  offices)  (Zip  Code)

                                   604-639-3178
              (Registrant's  telephone  number,  including  area  code)

ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On March 13, 2006, AMP Productions, Ltd. (the "Company") engaged Vellmer & Chang, Chartered Accountants, of Vancouver, British Columbia ("Vellmer & Chang") as its principal independent accountants to audit the Company's financial statements. On the same date, the Company advised Ernst & Young, LLP. of Vancouver, British Columbia ("Ernst & Young") that it was dismissed as the Company's independent accountants. The Company's Board of Directors approved the engagement of Vellmer & Chang and the dismissal of Ernst & Young on March 13, 2006.

In connection with the audit of the Company's financial statements for the year ended March 31, 2005, and in subsequent interim periods, there were no disagreements with the Company's former accountants, Ernst & Young LLP and Moore Stephens Ellis Foster, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young, LLP would have caused Ernst & Young, LLP to make reference to the matter in their report.

Ernst & Young's report on the Company's financial statements for the year ended March 31, 2005, and Moore Stephens Ellis Foster's report on the Company's financial statement for the year ended March 31, 2004, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that each report was modified to indicate that there was substantial doubt about the Registrant's ability to continue as a going concern.

During the years ended March 31, 2004 and March 31, 2005, the Company's former accountant's report on the Company's financial statements contained the modification that the Company's financial statements were prepared assuming that the Company will continue as a going concern. Given that the Company has suffered losses from operations and the satisfaction of liabilities and commitments are dependent upon the Company's ability to meet its future financing requirements and the success of its future operations, there is substantial doubt about the Company's ability to continue as a going concern. The Company's financial statements do not include any adjustments that might result from the outcome of this uncertainty. Other than the modification regarding uncertainty of the Company's ability to continue as a going concern, the Company's former accountant's report on the Company's financial statements did not contain an adverse opinion, a disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

DURING THE COMPANY'S PREVIOUS TWO FISCAL YEARS AND ANY SUBSEQUENT PERIOD THERETO, IT DID NOT CONSULT WITH VELLMER & CHANG REGARDING ANY OF THE ITEMS DESCRIBED UNDER ITEM 304(A)(1)(IV)(B), ITEM 304(A)(2) OR ITEM 304(B) OF REGULATION S-B.

The Company has provided each of Ernst & Young and Vellmer & Chang with a copy of this report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AMP  PRODUCTIONS, LTD.



Date:  March  17,  2006        /s/ Thomas Mills
                               Thomas  Mills,
                               President and Chief Executive Officer